UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-09613

Legg Mason Investment Trust, Inc.

Name of Fund:

100 Light Street, Baltimore, MD	21202
Address of Principal Executive Offices:

Richard M. Wachterman, Esq.

Legg Mason & Co., LLC

100 Light Street

Baltimore, MD 21202

Name and address of agent for service:

Registrant’s telephone number, including area code: (410) 539-0000

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

Item 1.	Report to Shareholders

Annual Report to Shareholders	1

To Our Shareholders,

We are pleased to provide you with Legg Mason Opportunity Trust’s annual report for the year ended December 31, 2008.

Total returns for various periods ended December 31, 2008 are:

	Total Returns
	6 Months	12 Months
Opportunity Trust:
Primary ClassA	-53.76%	-65.49%
Class R	-53.65%	-65.32%
Financial Intermediary Class	-53.55%	-65.20%
Institutional Class	-53.57%	-65.15%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Classes CA and R, please visit www.leggmason.com/individualinvestors. For the Financial Intermediary and Institutional Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

The market environment of the past twelve months has been among the most challenging seen by equity investors for generations. Concerns about our global financial system and the health of the global economy have negatively affected virtually all asset classes, including, of course, U.S. equities.

We understand the concerns created by market turmoil and declining prices. While no one can predict with certainty when the current crisis will end, we are heartened by the recent actions of the U.S. government to support and repair our financial system.

We continue to believe in the resiliency of the U.S. economy. We believe that turmoil and downturn will eventually be followed by recovery and appreciation. We also believe in the long-term potential of our equity markets to provide rewards to patient investors. We remain committed to helping you, our shareholders, build wealth over the long term.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund’s share classes included in this report, please contact your financial advisor.

2	Annual Report to Shareholders

PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, has completed its annual examination of the Fund, and audited financial statements for the fiscal year ended December 31, 2008 are included in this report.

Many Primary Class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Since the Fund’s inception, we have mailed quarterly reports to the Fund’s shareholders. With the increasing availability of other sources that provide important information about the Fund on a timely basis, and given the expense to the Fund of printing and mailing shareholder reports every three months, in the future, shareholders will receive shareholder reports every six months. The reports will be delivered to shareholders following the end of the first six months of the Fund’s fiscal year and following the end of the fiscal year. These reports will continue to include a complete portfolio of holdings, detailed financial information as of the end of each period, and commentary from the Fund’s portfolio manager about the Fund’s performance during the period.

There are a number of sources from which you can obtain current information about the Fund. The Legg Mason website, http://www.leggmason.com/individualinvestors, includes detailed information about the Fund, is updated daily and provides a link to the Fund’s shareholder reports, current portfolio manager commentaries and other information. The Fund files a complete portfolio of holdings as of the end of the first and third quarter of its fiscal year with the SEC on Form N-Q. These reports can be found on the SEC’s website, www.sec.gov.

Annual Report to Shareholders	3

This is my first letter to you as Chairman of the Fund. In November, the Fund’s Board of Directors elected David Odenath as President and me as Chairman of the Board of Directors of the Fund. At that meeting, Jack Curley, who served as Chairman of all the Legg Mason Funds, retired after many years of exemplary service. Jack embodied the finest qualities of a good chairman; he was ethical, hard-working and perceptive. He had a deep understanding of mutual fund issues and always acted in the shareholders’ best interests. I have big shoes to fill and I will work hard to do so. We wish Jack all the best and thank him for his many years of service.

Sincerely,

Mark R. Fetting	David Odenath
Chairman	President

February 27, 2009

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

4	Annual Report to Shareholders

Management’s Discussion of Fund Performance

Legg Mason Opportunity Trust

Total returns for the Fund for various periods ended December 31, 2008 are presented below, along with those of comparative indices:

			Average Annual Total Returns
	Three Months	One Year	Three Years	Five Years	Since InceptionA
Opportunity Trust:
Primary ClassB	-41.36%	-65.49%	-27.24%	-14.10%	-4.43%
Class R	-41.17%	-65.32%	N/A	N/A	-41.46%
Financial Intermediary Class	-41.18%	-65.20%	-26.69%	N/A	-14.26%
Institutional Class	-41.25%	-65.15%	-26.49%	-13.20%	-4.19%
S&P 500 IndexC	-21.94%	-37.00%	-8.36%	-2.19%	-3.60%
Dow Jones Industrial AverageD	-18.39%	-31.93%	-4.09%	-1.12%	-0.84%
Lipper Multi-Cap Growth Funds
Category AverageE	-24.01%	-41.87%	-10.32%	-2.64%	-5.87%

The performance data quoted represent past performance and do not guarantee future results. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for Classes CB and R, please visit www.leggmason.com/individualinvestors. For the Financial Intermediary and Institutional Classes, please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Most major stock indices were down significantly in 2008. The S&P 500 Index was down 37.0%, its worst year since 1937. Other U.S. indices, the Dow Jones Industrial Average (“DJIA”) and NASDAQ Composite IndexF fell 31.9% and 40.0%, respectively. Globally, stocks fared just as poorly. Major indices were down 65% in China, 46% in Hong Kong, 41% in Japan, 28% in the UK, 73% in Russia and 53% in India. Both growth and value strategies suffered as the Russell 1000 Growth IndexG dropped 38.4% and the Russell 1000 Value IndexH was down 36.9%. Financials, at the heart of many of the system’s problems underperformed other sectors. The S&P 500 Financials IndexI dropped 55.3% for the year. Sectors associated with relative stability outperformed, with the S&P 500 Index’s Consumer Staples and Health Care sectors losing 15.4% and 22.8%, respectively.

Annual Report to Shareholders	5

	Dec	Q4	Year
S&P 500 Index	1.1%	-21.9%	-37.0%
Dow Jones Industrial Average	-0.4%	-18.4%	-31.9%
NASDAQ Composite Index	2.8%	-24.4%	-40.0%
S&P MidCap 400 IndexJ	4.8%	-25.6%	-36.2%
Russell 2000 IndexK	5.8%	-26.1%	-33.8%
Dow Jones Wilshire 5000 IndexL	1.9%	-22.9%	-37.3%
S&P 100 IndexM	0.0%	-20.1%	-35.3%
Russell 1000 Growth Index	1.8%	-22.8%	-38.4%
Russell 1000 Value Index	1.4%	-22.2%	-36.9%

While the last quarter was the worst, credit problems plagued the markets all year long causing stocks to fall in every quarter. The U.S. financial system was at the center of the storm. Continuing trends started in 2007, credit spreads widened, home prices declined, credit issues expanded and financial companies suffered large write-downs. By mid-year, the S&P was down 12% for the year, Case-Shiller home prices had fallen 19% from the 2006 peak and unemployment had risen to 5.5%. Crude oil prices peaked in July at $147 per barrel as many believed the supply of oil would have trouble keeping up with growing demand in China, India and other emerging markets. Conditions deteriorated in the fourth quarter. In September, the government nation- alized Freddie Mac and Fannie Mae by placing them into a conservatorship. A crisis of confidence followed, and the government was forced to supply AIG with financial assistance, while Lehman Brothers declared bankruptcy. The credit system stopped functioning as investors rushed to safety, liquidity dried up and panic ensued. The day of Lehman’s bankruptcy, 3-month Treasury yields fell 66 basis pointsN (“bps”) to 0.88% and TED spreadsO jumped from 135 bps to 201 bps. One of the largest and oldest U.S. money market funds “broke the buck” dropping below a $1 net asset value (“NAV”)P and investors rushed to pull their money. The stock market suffered two consecutive crashes, in October and November, dropping over 22% month-to-date at each respective monthly low. The result of the trauma was massive losses throughout the system resulting in one of the worst declines on record. Through the November low, the S&P 500 Index had experienced a 53% correction from the October 2007 high, comparable in size to the 2000 Tech Bubble, 1973 Oil Crisis or the initial 1929 Crash (through the 1929 low). A 20% rally off the November bottom wasn’t enough to stop this from being the third worst quarter and the worst year in the post-Great Depression era. A flight to quality assets continued through year end, as evidenced by negative one- month Treasury yields.

The market made its bottom around the time the government supported Citigroup for the second time, injecting more capital into the bank and guaranteeing some of its

6	Annual Report to Shareholders

assets against losses. Throughout the year, the government responded to the unfolding crisis with a number of measures. The Federal Reserve Board (“Fed”)Q lowered its target federal funds rateR to between 0% and 0.25% from 4.25% at the beginning of the year, and announced a variety of programs to provide liquidity to the system, including increasing lending to banks and buying mortgage-backed securities. The U.S. Department of the Treasury announced a guarantee program for money market funds in September and injected capital into banks. Congress passed a $150 billion stimulus bill in February, followed by a $700 billion bailout plan in October (the initial failure to pass this plan caused the market much angst). By the end of the year, the economy was suffering from all the harm done to the system. December’s unemployment rate reached 7.2%, crude had fallen over $100 to a low of $31.41 and deflation, rather than inflation, was the concern. Also, the National Bureau of Economic Research (“NBER”) officially declared that a recession had begun a year earlier.

For the 12 months ended December 31, 2008, Primary Class shares of Legg Mason Opportunity Trust returned -65.49%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned -37.00% for the same period. The Lipper Multi-Cap Growth Funds Category Average returned -41.87% over the same time frame.

Underperformance of the Fund was driven mostly by overweight positions in areas of the market most hurt by the credit crisis, namely the Financials and Housing sectors. Also, the Fund pursued a valuation-based strategy, which proved unsuccessful in a year where valuation strategies underperformed as valuation spreads reached an all-time wide of 4.5 standard deviations. Investors’ risk aversion wreaked havoc on any names with debt or deteriorating business conditions. Individual names in the Fund that most hurt performance tended to be the most levered companies, including Level 3 Communications and Domus Co-Investment Holdings (Realogy), as market fears increased about credit availability. Other top detractors included NII Holdings, Amazon.com and Eastman Kodak.

Bill Miller, CFA

January 20, 2009

Annual Report to Shareholders	7

A

The inception date of the Primary Class is December 30, 1999. The inception date of Class R is December 29, 2006. The inception date of the Financial Intermediary Class is February 13, 2004. The inception date of the Institutional Class is June 26, 2000. Index returns are for periods beginning December 31, 1999. Although it is not possible to invest in an index, it is possible to purchase investment vehicles designed to track the performance of certain indices.

B	On February 1, 2009, Primary Class shares were renamed Class C shares.
C	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.
D

The Dow Jones Industrial Average (“DJIA”) is a widely followed measurement of the stock market. The average is comprised of 30 stocks that represent leading companies in major industries. These stocks, widely held by both individual and institutional investors, are considered to be all blue-chip companies.

E

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. The Lipper Multi-Cap Growth Funds Category Average is comprised of the Fund’s peer group of mutual funds.

F	The NASDAQ Composite Index is a market-value weighted index, which measures all securities listed on the NASDAQ stock market.
G

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

H	The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values.
I	The S&P 500 Financial Index is a capitalization-weighted index representing nine financial groups and 53 financial companies, calculated monthly with dividends reinvested at month end.
J	The S&P MidCap 400 Index is a market value weighted index which consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.
K

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

L	The Dow Jones Wilshire 5000 Index represents the broadest index for the U.S. equity market, measuring the performance of all U.S. equity securities with readily available price data.
M	The S&P 100 Index is a market-capitalization weighted index consisting of 100 large blue-chip stocks covering a broad range of industries.
N	A basis point is one-hundredth ( 1/100 or 0.01) of one percent.
O	The TED spread is the price difference between three-month futures contracts for U.S. Treasuries and three-month contracts for euros having identical expiration months.
P

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

Q

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

R

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

N/A — Not applicable.

8	Annual Report to Shareholders

Expense Example

Legg Mason Opportunity Trust

As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution and service (12b-1) fees on Primary Class, Class R and Financial Intermediary Class shares; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on July 1, 2008 and held through December 31, 2008. The ending values assume dividends were reinvested at the time they were paid.

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses for each class. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account if your shares were held through the entire period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on the relevant class’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the class’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples for the relevant class that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/08	Ending Account Value 12/31/08	Expenses PaidA During the Period 7/1/08 to 12/31/08
Primary Class:
Actual	$1,000.00	$462.40	$8.16
Hypothetical (5% return before expenses)	1,000.00	1,013.98	11.24
Class R:
Actual	$1,000.00	$463.50	$6.92
Hypothetical (5% return before expenses)	1,000.00	1,015.69	9.53
Financial Intermediary Class:
Actual	$1,000.00	$464.50	$5.52
Hypothetical (5% return before expenses)	1,000.00	1,017.60	7.61
Institutional Class:
Actual	$1,000.00	$464.30	$4.34
Hypothetical (5% return before expenses)	1,000.00	1,019.20	5.99

A

These calculations are based on expenses incurred in the most recent fiscal half-year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratios of 2.22%, 1.88%, 1.50% and 1.18% for the Primary Class, Class R, Financial Intermediary Class and Institutional Class, respectively, multiplied by the average values over the period, multiplied by the number of days in the most recent fiscal half-year (184) and divided by 366.

Annual Report to Shareholders	9

Performance Information

Legg Mason Opportunity Trust

The graphs on the following pages compare the Fund’s total returns to the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of Class R, Financial Intermediary Class and Institutional Class for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling portfolio securities. The lines representing the securities market index do not take into account any transaction costs associated with buying and selling portfolio securities in the index or other administrative expenses.

Total return measures investment performance in terms of appreciation or depreciation in a fund’s net asset value per share, plus dividends and any capital gain distributions. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions at the time they were paid. Average annual returns tend to smooth out variations in a fund’s return, so that they differ from actual year-to-year results.

10	Annual Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-65.49%	-65.49%
Five Years	-53.23%	-14.10%
Life of Class*	-33.48%	-4.43%
* Inception date: December 30, 1999

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A	Index returns are for periods beginning December 31, 1999.

Annual Report to Shareholders	11

Growth of a $1,000,000 Investment — Class R

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-65.32%	-65.32%
Life of Class*	-65.88%	-41.46%
* Inception date: December 29, 2006

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmason.com/individualinvestors. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B	Index returns are for periods beginning December 31, 2006.

12	Annual Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-65.20%	-65.20%
Life of Class*	-52.83%	-14.26%
* Inception date: February 13, 2004

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

C	Index returns are for periods beginning January 31, 2004.

Annual Report to Shareholders	13

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended December 31, 2008

	Cumulative Total Return	Average Annual Total Return
One Year	-65.15%	-65.15%
Five Years	-50.73%	-13.20%
Life of Class*	-30.56%	-4.19%
* Inception date: June 26, 2000

The performance data quoted represent past performance and do not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.lminstitutionalfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

D	Index returns are for periods beginning June 30, 2000.

14	Annual Report to Shareholders

Performance Information — Continued

Sector Diversification December 31, 2008E

% of Net Assets
Consumer Discretionary	23.7%
Financials	27.3%
Health Care	5.2%
Industrials	16.1%
Information Technology	14.5%
Investment Funds	4.0%
Telecommunication Services	9.2%
Utilities	4.8%

Total Investment Portfolio	104.8%
Other Assets Less Liabilities	(4.8)%

100.0%

Top Ten Holdings (as of December 31, 2008)

Security	% of Net Assets
UAL Corp.	5.4%
Assured Guaranty Ltd.	5.3%
Red Hat Inc.	5.0%
The AES Corp.	4.8%
Delta Air Lines Inc.	4.0%
Level 3 Communications Inc.	3.7%
NII Holdings Inc.	3.5%
Eastman Kodak Co.	3.3%
CA Inc.	3.3%
Health Net Inc.	3.3%

E	The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

Annual Report to Shareholders	15

Selected Portfolio PerformanceF

Strongest performers for the year ended December 31, 2008G
1. Delta Air Lines Inc.	-23.0%
2. CA Inc.	-25.2%
3. The Ryland Group Inc.	-34.6%
4. Red Hat Inc.	-36.6%
5. Amazon.com Inc.	-44.7%

Weakest performers for the year ended December 31, 2008G
1. AP Alternative Assets, LP	-92.0%
2. Convera Corp.	-90.6%
3. Sprint Nextel Corp.	-86.1%
4. Apollo Global Management	-85.2%
5. CIT Group Inc.	-80.0%

Portfolio Changes

New positions established during the quarter	Positions completely sold during the quarterH
Citigroup Inc.	AmeriCredit Corp.
General Electric Co.	Arience Capital Partners I LP
Hartford Financial Services	Arience Capital Partners III LP
Hatteras Financial Corp.	Arience Capital Offshore Intermediate Plan Fund, Ltd.
International Game Technology	Bill Me Later Inc. Pfd.
MGM Mirage	Chimera Investment Corp.
Masco Corp.	iStar Financial Inc.
Morgan Stanley	JPMorgan Chase and Co.
Prudential Financial Inc.	MBIA Inc.
SLM Corp.	Meritage Homes Corp.
National City Corp.
Nomad Investment Co. LP
Omega Capital Partners LP
Pulte Homes Inc.
Sun Microsystems Inc.
Wachovia Corp.

F	Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
G	Securities held for the entire year, does not include illiquid holdings.
H	Does not include activity in short positions.

16	Annual Report to Shareholders

Portfolio of Investments

Legg Mason Opportunity Trust

December 31, 2008

	Shares	Value
Common Stocks and Equity Interests — 104.8%

Consumer Discretionary — 23.7%
Hotels, Restaurants and Leisure — 4.0%
Boyd Gaming Corp.	2,020,000	$9,554,600
Fontainebleau Equity Holding LLC	2,083,333	93,750	A,B
Fontainebleau Resorts LLC 12.5% Pfd.	48,039	3,575,066	A,B
International Game Technology	1,000,000	11,890,000
MGM Mirage	1,800,000	24,768,000	C

		49,881,416

Household Durables — 8.1%
Centex Corp.	3,100,000	32,984,000
Lennar Corp.	3,400,000	29,478,000
The Ryland Group Inc.	2,100,000	37,107,000

		99,569,000

Internet and Catalog Retail — 6.1%
Amazon.com Inc.	750,000	38,460,000	C,D
Expedia Inc.	4,500,000	37,080,000	C

		75,540,000

Leisure Equipment and Products — 3.3%
Eastman Kodak Co.	6,289,200	41,382,936

Media — 2.2%
Spot Runner Inc.	10,250,359	26,650,933	A,B,E

Financials — 27.3%
Capital Markets — 2.3%
Apollo Global Management	3,000,000	9,750,000	B,F
Morgan Stanley	1,200,000	19,248,000

		28,998,000

Consumer Finance — 2.2%
SLM Corp.	3,041,132	27,066,075	C

Annual Report to Shareholders	17

	Shares	Value
Financials — Continued
Diversified Financial Services — 5.0%
CIT Group Inc.	6,947,300	$31,540,756
Citigroup Inc.	3,000,000	20,130,000
OANDA Corp.	710,721	9,942,987	A,B

		61,613,743

Insurance — 12.7%
Assured Guaranty Ltd.	5,781,740	65,911,836	E
Genworth Financial Inc.	4,700,000	13,301,000
Hartford Financial Services Group Inc.	1,759,000	28,882,780
Prudential Financial Inc.	960,000	29,049,600
XL Capital Ltd.	5,300,000	19,610,000

		156,755,216

Real Estate Investment Trusts (REITs) — 3.7%
Ellington Financial LLC	2,500,000	31,875,000	A,B,C,E,F
Hatteras Financial Corp.	500,000	13,300,000

		45,175,000

Real Estate Management and Development — 1.4%
Domus Co. Investment Holdings LLC	95,000,000	10,288,500	A,B
Market Leader Inc.	4,513,007	7,672,112	C,E

		17,960,612

Health Care — 5.2%
Biotechnology — 1.9%
MannKind Corp.	6,911,953	23,707,999	C,E

Health Care Providers and Services — 3.3%
Health Net Inc.	3,700,000	40,293,000	C

Industrials — 16.1%
Airlines — 9.4%
Delta Air Lines Inc.	4,300,000	49,278,000	C
UAL Corp.	6,105,000	67,277,100	C

		116,555,100

18	Annual Report to Shareholders

Portfolio of Investments — Continued

Legg Mason Opportunity Trust — Continued

	Shares	Value
Industrials — Continued
Building Products — 1.1%
Masco Corp.	1,200,000	$13,356,000

Industrial Conglomerates — 2.6%
General Electric Co.	2,000,000	32,400,000

Professional Services — 3.0%
Monster Worldwide Inc.	3,000,000	36,270,000	C

Information Technology — 14.4%
Internet Software and Services — 6.0%
Ning Inc. Pfd.	7,796,420	31,731,429	A,B,E,G
Sermo Inc. Series C Cv. Pfd.	2,783,874	13,919,370	A,B,E,G
Yahoo! Inc.	1,900,000	23,180,000	C
Zillow Inc. Series C Pfd.	4,326,440	5,624,372	A,B,E,G

		74,455,171

Software — 8.4%
CA Inc.	2,200,000	40,766,000
Convera Corp.	4,443,889	1,199,850	C,E
Red Hat Inc.	4,708,170	62,242,007	C

		104,207,857

Investment Funds — 4.1%
AP Alternative Assets, LP	3,750,000	4,500,000	B
Aston Capital Partners LP	25,000,000	12,287,500	A,B
Lane Five Capital Partners	25,000,000	14,312,500	A,B
Pangaea One LP	26,638,252	18,806,606	A,B,E

		49,906,606

Telecommunication Services — 9.2%
Diversified Telecommunication Services — 3.7%
Level 3 Communications Inc.	64,780,500	45,346,350	C

Annual Report to Shareholders	19

	Shares	Value
Telecommunication Services — Continued
Wireless Telecommunication Services — 5.5%
NII Holdings Inc.	2,400,000	$43,632,000	C
Sprint Nextel Corp.	13,500,000	24,705,000	C,D

		68,337,000

Utilities — 4.8%
Independent Power Producers and Energy Traders — 4.8%
The AES Corp.	7,240,000	59,657,600	C

Total Common Stocks and Equity Interests (Cost – $2,645,738,452)		1,295,085,614

Total Investments — 104.8% (Cost — $2,645,738,452)H		1,295,085,614
Other Assets Less Liabilities — (4.8)%		(59,558,841)

Net Assets — 100.0%		$1,235,526,773

N.M. Not Meaningful.

A	Illiquid security valued at fair value under the procedures approved by the Board of Directors.
B	Restricted Security. Security is valued at fair value as determined in good faith under procedures established by the Board of Directors.
C	Non-income producing.
D	All or a portion of this security is pledged to cover future purchase commitments at December 31, 2008.
E

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer. At December 31, 2008, the total market value of the Fund’s position in Affiliated Companies was $227,099,507, and the cost was $368,722,433.

F

Rule 144a Security — A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities, which the Fund’s investment adviser has determined to be liquid, represent 3.37% of net assets.

G	Convertible Security — Security may be converted into the issuer’s common stock.
H	At December 31, 2008, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$125,781,520
Gross unrealized depreciation	(1,518,678,098)

Net unrealized depreciation	$(1,392,896,578)

Pfd. — Preferred stock

See notes to financial statements.

20	Annual Report to Shareholders

Statement of Assets and Liabilities

Legg Mason Opportunity Trust

December 31, 2008

Assets:
Investment securities at value:
Affiliated companies (Cost – $368,722,433)		$227,099,507
Non-affiliated companies (Cost – $2,277,016,019)		1,067,986,107
Cash		3,987,713
Receivable for securities sold		132,979,911
Receivable for fund shares sold		4,245,945
Dividends and interest receivable		1,595,004

Total assets		1,437,894,187

Liabilities:
Payable for borrowings against line of credit	$180,000,000
Payable for fund shares repurchased	18,630,028
Accrued distribution and service fees	871,625
Accrued management fee	833,809
Accrued expenses	2,031,952

Total liabilities		202,367,414

Net Assets		$1,235,526,773

Net assets consist of:
Accumulated paid-in-capital		$4,279,883,399
Undistributed net investment income		4,248,520
Accumulated net realized loss on investments, short sales and foreign currency transactions		(1,697,952,308)
Net unrealized depreciation of investments		(1,350,652,838)

Net Assets		$1,235,526,773

Net Asset Value Per Share:
Primary ClassA (190,762,080 shares outstanding)		$5.16

Class R (1,277,760 shares outstanding)		$5.33

Financial Intermediary Class (3,815,712 shares outstanding)		$5.37

Institutional Class (40,934,605 shares outstanding)		$5.47

A	On February 1, 2009, Primary Class shares were renamed Class C shares.

See notes to financial statements.

Annual Report to Shareholders	21

Statement of Operations

Legg Mason Opportunity Trust

For the Year Ended December 31, 2008

Investment Income:
Dividends	$39,166,492
Interest	17,903,437
Less: Foreign taxes withheld	(489,041)

Total income			$56,580,888

Expenses:
Management fees	33,579,573
Distribution and service fees:
Primary Class	28,507,865
Class R	66,154
Financial Intermediary Class	2,347,159
Audit and legal fees	323,167
Custodian fees	441,472
Directors’ fees and expenses	102,054
Interest expense	11,946,211
Registration fees	110,000
Reports to shareholders:
Primary Class	744,722
Class R	4,449
Financial Intermediary Class	200,456
Institutional Class	173,480
Transfer agent and shareholder servicing expense:
Primary Class	1,683,319
Class R	30,464
Financial Intermediary Class	860,835
Institutional Class	102,335
Dividend expense on short dividends	3,558,390
Other expenses	408,862

	85,190,967
Less: Compensating balance credits	(22,821)

Net expenses			85,168,146

Net Investment Loss			(28,587,258)
Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on:
Investments	(1,687,192,727	)A
Short sales	30,047,660

			(1,657,145,067)
Change in unrealized depreciation of:
Investments and short sales	(2,197,715,285)

			(2,197,715,285)

Net Realized and Unrealized Loss on Investments			(3,854,860,352)

Change in Net Assets Resulting From Operations			$(3,883,447,610)

A	Includes $1,083,448,646 of net realized loss on the sale of shares of Affiliated Companies.

See notes to financial statements.

22	Annual Report to Shareholders

Statement of Changes in Net Assets

Legg Mason Opportunity Trust

	For the Years Ended December 31,
	2008	2007
Change in Net Assets:

Net investment loss	$(28,587,258)	$(48,887,927)

Net realized gain/(loss)	(1,657,145,067)	1,278,645,639

Change in unrealized depreciation	(2,197,715,285)	(1,370,378,168)

Change in net assets resulting from operations	(3,883,447,610)	(140,620,456)
Distributions to shareholders from:
Net realized gain on investments:
Primary Class	(363,569,305)	(448,076,829)
Class R	(1,852,358)	(1,003,424)
Financial Intermediary Class	(117,011,460)	(158,797,746)
Institutional Class	(83,363,099)	(91,225,053)
Change in net assets from Fund share transactions:
Primary Class	(848,139,804)	442,517,531
Class R	9,523,376	13,707,982
Financial Intermediary Class	(684,755,812)	486,561,570
Institutional Class	(120,873,283)	448,092,202

Change in net assets	(6,093,489,355)	551,155,777

Net Assets:
Beginning of year	7,329,016,128	6,777,860,351

End of year	$1,235,526,773	$7,329,016,128

Undistributed/(accumulated) net investment income/(loss)	$4,248,520	$(460,003)

See notes to financial statements.

Annual Report to Shareholders	23

Statement of Cash Flows

Legg Mason Opportunity Trust

For the year ended December 31, 2008
Cash flows provided (used) by operating activities:
Interest and dividends received	$57,820,224
Operating expenses paid	(80,617,155)
Net sales and maturities of short-term investments	283,369,693
Realized gain on foreign currency transactions	5
Realized loss on options	(3,088,182)
Purchases of long-term investments	(2,947,775,034)
Proceeds from disposition of long-term investments	6,296,471,946
Realized loss on investments	(1,657,145,067)
Interest paid	(11,946,211)

Net Cash Provided By Operating Activities	1,937,090,219

Cash flows provided (used) by financing activities:
Cash distributions paid on Common Stock	(2,192,481)
Proceeds from shares sold	1,130,620,041
Payment on shares redeemed	(3,323,731,709)
Repayment of loan	(326,772,647)
Return of deposits with brokers for short sales	588,974,290

Net Cash Flows Used By Financing Activities	(1,933,102,506)

Net increase in cash	3,987,713
Cash, Beginning of year	0

Cash, End of year	$3,987,713

Reconciliation of decrease in net assets from operations to net cash flows provided (used) by operating activities:
Decrease in Net Assets From Operations	$(3,883,447,610)

Decrease in cost of investments	3,756,722,332
Change in unrealized depreciation	2,197,715,285
Decrease in interest and dividends receivable	1,528,033
Increase in receivable for securities sold	(128,032,601)
Decrease in accrued expenses	(7,395,220)

Total Adjustments	5,820,537,829

Net Cash Flows Provided By Operating Activities	$1,937,090,219

Noncash financing activities not included herein consist of reinvestment of distributions of $563,603,741

See notes to financial statements.

24	Annual Report to Shareholders

Financial Highlights

Legg Mason Opportunity Trust

For a share of each class of capital stock outstanding:

Primary Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$16.86		$18.94		$16.72		$15.67	$13.77

Investment operations:
Net investment loss	(.10	)A	(.19	)A	(.06	)A	(.15)	(.09)
Net realized and unrealized gain/(loss)	(10.01)		(.11)		2.30		1.20	1.99

Total from investment operations	(10.11)		(.30)		2.24		1.05	1.90

Distributions from:
Net investment income	(0.00	)B	—		—		—	—
Net realized gain on investments	(1.59)		(1.78)		(.02)		—	—

Total distributions	(1.59)		(1.78)		(.02)		—	—

Net asset value, end of year	$5.16		$16.86		$18.94		$16.72	$15.67

Total return	(65.49)%		(1.57)%		13.41%		6.70%	13.80%

Ratios to Average Net Assets:C
Total expenses (including interest expense)	2.22%		2.36%		2.25%		2.08%	1.87%
Expenses (including interest expense) net of waivers, if any	2.22%		2.36%		2.25%		2.08%	1.87%
Expenses (including interest expense) net of all reductions	2.22%		2.36%		2.25%		2.08%	1.87%
Expenses (excluding interest expense) net of all reductions	1.95%		1.99%		1.91%		1.84%	1.85	%D
Net investment loss	(.86)%		(.93)%		(.37)%		(.97)%	(.66)%

Supplemental Data:
Portfolio turnover rate	51.7%		44.2%		14.2%		29.7%	13.3%
Net assets, end of year (in thousands)	$984,198		$4,632,504		$4,722,622		$3,778,018	$3,597,267

A	Computed using average daily shares outstanding.
B	Represents less than $0.01 per share.
C

Total expenses including interest expense reflects operating expenses prior to any voluntary expense waivers and/or compensating balance credits. Expenses including interest expense net of waivers reflects total expenses before compensating balance credits but net of any voluntary expense waivers. Expenses including interest expense net of all reductions reflects expenses less any compensating balance credits and/or voluntary expense waivers. Expenses excluding interest expense net of all reductions reflects expenses less interest expense, any compensating balance credits, and/or voluntary expense waivers.

D	These amounts were not audited by the previous auditor.

See notes to financial statements.

Annual Report to Shareholders	25

Class R:

	Years Ended December 31,
	2008		2007		2006E
Net asset value, beginning of year	$17.27		$19.28		$19.37

Investment operations:
Net investment income/(loss)	(.11	)A	.05	A	—
Net realized and unrealized gain/(loss)	(10.24)		(.28)		—

Total from investment operations	(10.35)		(.23)		—

Distributions from:
Net realized gain on investments	(1.59)		(1.78)		(.09)

Total distributions	(1.59)		(1.78)		—

Net asset value, end of year	$5.33		$17.27		$19.28

Total return	(65.32)%		(1.18)%		(.47	)%F

Ratios to Average Net Assets:C
Total expenses (including interest expense)	1.88%		2.36%		1.69	%G
Expenses (including interest expense) net of waivers, if any	1.88%		2.36%		1.69	%G
Expenses (including interest expense) net of all reductions	1.88%		2.36%		1.69	%G
Expenses (excluding interest expense) net of all reductions	1.62%		2.02%		—	%G,H
Net investment income (loss)	(.95)%		.24%		(1.34	)%G
Supplemental Data:
Portfolio turnover rate	51.7%		44.2%		14.2	%F
Net assets, end of year (in thousands)	$6,810		$11,535		$10

E	December 29, 2006 (commencement of operations) to December 31, 2006.
F	Not annualized.
G	Annualized.
H	Amount less than .01%.

See notes to financial statements.

26	Annual Report to Shareholders

Financial Highlights — Continued

Legg Mason Opportunity Trust — Continued

Financial Intermediary Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004I
Net asset value, beginning of year	$17.33		$19.28		$16.90		$15.73	$14.15

Investment operations:
Net investment income/(loss)	.05	A	(.03	)A	.05	A	(.03)	.05
Net realized and unrealized gain/(loss)	(10.42)		(.14)		2.35		1.20	1.56

Total from investment operations	(10.37)		(.17)		2.40		1.17	1.61

Distributions from:
Net investment income	—		—		—		—	(.03)
Net realized gain on investments	(1.59)		(1.78)		(.02)		—	—

Total distributions	(1.59)		(1.78)		(.02)		—	(.03)

Net asset value, end of year	$5.37		$17.33		$19.28		$16.90	$15.73

Total return	(65.20)%		(.87)%		14.21%		7.44%	11.43	%F

Ratios to Average Net Assets:C
Total expenses (including interest expense)	1.50%		1.67%		1.54%		1.39%	1.13	%G
Expenses (including interest expense) net of waivers, if any	1.50%		1.67%		1.54%		1.39%	1.13	%G
Expenses (including interest expense) net of all reductions	1.50%		1.67%		1.54%		1.39%	1.13	%G
Expenses (excluding interest expense) net of all reductions	1.23%		1.30%		1.19%		1.15%	1.10	%D,G
Net investment income (loss)	.38%		(.16)%		.27%		(.24)%	1.03	%G
Supplemental Data:
Portfolio turnover rate	51.7%		44.2%		14.2%		29.7%	13.3	%F
Net assets, end of year (in thousands)	$20,483		$1,705,269		$1,404,852		$806,276	$332,678

I	For the period February 13, 2004 (commencement of operations) to December 31, 2004.

See notes to financial statements.

Annual Report to Shareholders	27

Institutional Class:

	Years Ended December 31,
	2008		2007		2006		2005	2004
Net asset value, beginning of year	$17.59		$19.48		$17.02		$15.78	$13.75

Investment operations:
Net investment income	.02	A	.03	A	.12	A	.06	.08
Net realized and unrealized gain/(loss)	(10.55)		(.14)		2.36		1.18	1.98

Total from investment operations	(10.53)		(.11)		2.48		1.24	2.06

Distributions from:
Net investment income	—		—		—		—	(.03)
Net realized gain on investments	(1.59)		(1.78)		(.02)		—	—

Total distributions	(1.59)		(1.78)		(.02)		—	(.03)

Net asset value, end of year	$5.47		$17.59		$19.48		$17.02	$15.78

Total return	(65.15)%		(.55)%		14.58%		7.86%	15.02%

Ratios to Average Net Assets:C
Total expenses (including interest expense)	1.18%		1.32%		1.20%		1.04%	.84%
Expenses (including interest expense) net of waivers, if any	1.18%		1.32%		1.20%		1.04%	.84%
Expenses (including interest expense) net of all reductions	1.18%		1.32%		1.20%		1.04%	.84%
Expenses (excluding interest expense) net of all reductions	.91%		.96%		.86%		.80%	.82	%D
Net investment income	.15%		.16%		.71%		.13%	.40%
Supplemental Data:
Portfolio turnover rate	51.7%		44.2%		14.2%		29.7%	13.3%
Net assets, end of year (in thousands)	$224,036		$979,708		$650,376		$505,091	$193,873

See notes to financial statements.

28	Annual Report to Shareholders

Notes to Financial Statements

Legg Mason Opportunity Trust

1. Organization and Significant Accounting Policies:

Legg Mason Investment Trust, Inc. (“Corporation”), consisting of the Legg Mason Opportunity Trust (“Fund”), was organized on October 8, 1999, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end, non-diversified investment company.

As of December 31, 2008, the Fund offered four classes of shares: Primary Class, Class R, Financial Intermediary Class, and Institutional Class. The income and expenses of the Fund are allocated proportionately to each class of shares based on daily net assets, except for Rule 12b-1 distribution and service fees, which are charged only on Primary Class, Class R and Financial Intermediary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. On February 1, 2009, the Primary Class was renamed Class C.

Preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

Investment Valuation

The Fund’s securities are valued under policies approved by and under the general oversight of the Board of Directors. Effective January 1, 2008, the Fund adopted Statement of Financial Accounting Standards No. 157 (“FAS 157”). FAS 157 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for reporting methods of measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market and are valued at the bid price as of the close of business of that market. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events

Annual Report to Shareholders	29

after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

	December 31, 2008	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Investments in Securities – assets	$1,295,085,614	$1,101,727,601	$14,250,000	$179,108,013

Total	$1,295,085,614	$1,101,727,601	$14,250,000	$179,108,013

The following is a reconciliation between the beginning and ending balances of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities
Balance as of December 31, 2007	$629,117,200
Accrued Premiums/Discounts	—
Realized Gain (Loss)	9,802,069
Change in unrealized appreciation (depreciation)	(345,793,263)
Net purchases (sales)	(114,017,993)
Transfers in and/or out of Level 3

Balance as of December 31, 2008	$179,108,013

Security Transactions

Security transactions are accounted for as of the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes.

30	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

For the year ended December 31, 2008, security transactions (excluding short-term investments) were as follows:

Purchases	Proceeds From Sales
$2,451,032,576	$4,724,539,111

Foreign Currency Translation

Assets and liabilities initially expressed in non-U.S. currencies are translated into U.S. dollars using currency exchange rates determined prior to the close of trading on the New York Stock Exchange, usually at 2:00 p.m. Eastern time. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Repurchase Agreements

The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian, acting on the Fund’s behalf, or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked to market daily in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization on the collateral by the Fund may be delayed or limited.

Compensating Balance Credits

The Fund has an arrangement with its custodian bank, whereby a portion of the custodian’s fee is paid indirectly by credits earned on the Fund’s cash on deposit with the bank. This deposit arrangement is an alternative to purchasing overnight investments.

Annual Report to Shareholders	31

Commission Recapture

The Fund has entered into a directed brokerage agreement with State Street Bank & Trust Company, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included in realized gain/ (loss) on investment transactions. During the year ended December 31, 2008, the Fund did not receive any commission rebates.

Redemptions-In-Kind

The Fund under certain conditions may redeem its shares in-kind by distributing portfolio securities rather than making cash payment. Gains and losses realized on redemption in-kind transactions are not recognized for tax purposes, and are reclassified from undistributed realized gain (loss) to paid in capital. During the year ended December 31, 2008, the Fund realized $12,875,888 of net gain on $39,066,792 redemption in-kind transactions, which will not be recognized for tax purposes.

Investment Income and Distributions to Shareholders

Interest income and expenses are recorded on the accrual basis. Bond premiums and discounts are amortized for financial reporting and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Distributions from net investment income, if available, are determined at the class level and paid annually. Net capital gain distributions, which are calculated at the Fund level, are declared and paid annually in June, if available. An additional distribution may be made in December, to the extent necessary in order to comply with federal excise tax requirements. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with accounting principles generally accepted in the United States of America. Accordingly, periodic reclassifications are made within the Fund’s capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Short Sales

The Fund is authorized to engage in short-selling, which obligates the Fund to replace the security borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the price of the security declines between those dates. Until the Fund replaces the borrowed security, the Fund will maintain a segregated account with cash and/or liquid securities sufficient to cover its short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date.

32	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

Restricted Securities

Certain of the Fund’s investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

Security	Number of Units/Shares/ Interest	Acquisition Date(s)		Cost	Fair Value at 12/31/08	Percent of Net Assets	Distributions Received
AP Alternative Assets, LP	3,750,000	06/06		$75,000,000	$4,500,000	0.36%	$1,725,000
Apollo Global Management	3,000,000	08/07		72,000,000	9,750,000	0.79%	1,680,000
Aston Capital Partners LP	25,000,000	11/05		25,000,000	12,287,500	0.99%
Domus Co. Investment Holdings LLC	95,000,000	04/07		95,000,000	10,288,500	0.83%
Ellington Financial LLC	2,500,000	08/07		50,000,000	31,875,000	2.58%
Fontainebleau Equity Holding LLC	2,083,333	06/07		24,999,996	93,750	0.01%
Fontainebleau Resorts LLC 12.5% Pfd.	48,039	06/07		48,039,041	3,575,065	0.29%
Lane Five Capital Partners LP	25,000,000	01/07		25,000,000	14,312,500	1.16%
NING Inc.	7,796,420	07/07		25,000,000	31,731,429	2.57%
OANDA Corporation	710,721	08/07		20,292,364	9,942,987	0.80%
Pangaea One LPA	26,638,252	—	B	26,638,252	18,806,606	1.52%	5,032,761
Sermo Inc. Series C	2,783,874	08/07		25,000,000	13,919,370	1.13%
Spot Runner Inc.	10,250,359	03/07,
		06/07,
		01/08		50,000,006	26,650,933	2.16%
Zillow Inc. Series C, Pfd.	4,326,440	09/07		20,000,001	5,624,372	0.46%

				$581,969,660	$193,358,012	15.65%	$8,437,761

A	As of December 31, 2008 the Fund has an outstanding commitment to purchase an additional $47,348,011 interest.
B	Acquisition dates were: 08/07, 09/07, 01/08, 03/08, 05/08, 08/08, 10/08, 12/08.

Illiquid Securities

Illiquid securities are those that cannot be sold or disposed of within seven days for approximately the price at which the Fund values the security. Illiquid investments include: repurchase agreements with terms of greater than seven days, restricted securities other than those the advisor has determined are liquid pursuant to guidelines established by the Board of Directors and securities involved in swap, cap, floor and collar transactions, and over-the-counter (“OTC”) options and their underlying collateral. Due to the absence of an active trading market, the Fund may have difficulty valuing or disposing of illiquid securities promptly. Judgment plays a greater role in valuing illiquid securities than those for which a more active market exists.

Market Price Risk

The prices of securities held by the Fund may decline in response to certain events, including those directly involving the companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. The value-oriented, equity-type securities generally purchased by the Fund may involve large price swings and potential for loss.

Annual Report to Shareholders	33

Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent upon claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

2. Federal Income Taxes:

It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years and has concluded that as of December 31, 2008, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

Reclassifications:

Generally Accepted Accounting Principals (“GAAP”) require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

Overdistributed Net Investment Income		Accumulated Net Realized Loss	Paid-In-Capital
(a)	$38,275,301	$(13,050,407)	$(25,224,894)
(b)	(4,979,517)	4,979,517	—

(a)	Reclassifications are primarily due to a tax net operating loss, book/tax differences in the treatment of an in-kind distribution of securities, and prior year distributions paid in connection with the redemption of Fund shares.
(b)	Reclassifications are primarily due to book/tax differences in the treatment of various items.

34	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended December 31, was as follows:

Distributions paid from:	12/31/2008	12/31/2007
Net Long-term Capital Gains	$565,796,222	$699,103,052

Total Distributions Paid	$565,796,222	$699,103,052

Accumulated Earnings on a Tax Basis:

As of December 31, 2008, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward	$(1,201,689,081)	(*)
Other book/tax temporary differences	(449,770,967)	(a)
Unrealized appreciation/(depreciation)	(1,392,896,578)	(b)

Total accumulated earnings/(losses) — net	$(3,044,356,626)

(*)	As of December 31, 2008, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
12/31/2016	$(1,201,689,081)

This amount will be available to offset any future taxable capital gains.

(a)	Other book/tax temporary differences are attributable primarily to the deferral of post-October capital losses for tax purposes and book/tax differences in the timing of the deductibility of various expenses.
(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and differences in the book/tax treatment of limited partnership investments.

Tax Cost of Investments:

As of December 31, 2008, the aggregate cost of investments for federal income tax purposes was $2,687,982,192.

Annual Report to Shareholders	35

3. Financial Instruments:

Options

As part of its investment program, the Fund may utilize options. Options may be purchased by the Fund. When the Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily.

When purchased options expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

Purchased option:	Impact on the Fund:
The option expires	Realize a loss in the amount of the cost of the option.

The option is closed through a closing sale transaction	Realize a gain or loss depending on whether the proceeds from the closing sale transaction are greater or less than the cost of the option.

The Fund exercises a call option	The cost of the security purchased through the exercise of the option will be increased by the premium originally paid to purchase the option.

The Fund exercises a put option	Realize a gain or loss from the sale of the underlying security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.

4. Transactions With Affiliates:

The Fund has an investment management agreement with LMM, LLC (“LMM”). Pursuant to the agreement, LMM provides the Fund with management services for which the Fund pays a fee, computed daily and payable monthly, at annual rates of the Fund’s average daily net assets. The annual management fee rates are provided in the chart below:

Management Fee	Asset Breakpoint
1.00%	on net assets up to $100 million
0.75%	on net assets in excess of $100 million

Legg Mason Capital Management, Inc. (“LMCM”) serves as investment adviser to the Fund under an investment advisory agreement with LMM. For LMCM’s services to the Fund, LMM (not the Fund) pays LMCM a fee, calculated daily and payable monthly, at an annual rate of 0.10% of the average daily net assets of the Fund up to $100 million and 0.05% of the average daily net assets of the Fund in excess of $100 million.

36	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

Legg Mason Fund Adviser, Inc. (“LMFA”) serves as administrator to the Fund under an administrative services agreement with LMM. For LMFA’s services to the Fund, LMM (not the Fund) pays LMFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. LMFA has agreed to waive indefinitely all fees payable to it under the agreement. The Fund’s agreement with LMFA provides that certain expense reimbursements be made to the Fund. For the year ended December 31, 2008, there were no expenses reimbursed to the Fund.

Legg Mason Investor Services, LLC (“LMIS”) serves as distributor of the Fund. LMIS receives an annual distribution fee and/or an annual service fee, based on the Fund’s Primary, Class R and Financial Intermediary Classes’ average daily net assets, computed daily and payable monthly as follows:

	Distribution Fee	Service Fee
Primary Class	0.75%	0.25%
Class RA	0.25%	0.25%
Financial Intermediary ClassA	N/A	0.25%

LMM, LMCM, LMIS and LMFA are corporate affiliates of Legg Mason, Inc.

Under a Deferred Compensation Plan (the “Plan”), directors may elect to defer receipt of all or a specified portion of their compensation. A participating director may select one or more funds in which his or her deferred director’s fees will be deemed to be invested. Deferred amounts remain in the fund until distributed in accordance with the Plan.

A

The Rule 12b-1 plans for Class R and the Financial Intermediary Class of the Fund provide for payments of distribution and service fees to LMIS at an annual rate of 0.75% and 0.40% of each class’s average daily net assets respectively, subject to the authority of the Board of Directors to set a lower amount. The Board of Directors of the Fund has currently approved payments under the plans of 0.50% and 0.25% of the average daily net assets of Class R and Financial Intermediary Class, respectively.

Annual Report to Shareholders	37

5. Transactions in Affiliated Companies:

An “Affiliated Company,” as defined in the 1940 Act, includes a company in which a Fund owns 5% or more of the company’s outstanding voting securities at any time during the period. The following transactions were effected in shares of such companies for the year ended December 31, 2008:

	Affiliates Mkt Value at 12/31/07	Purchased		Sold		Current Yr. Amortization Div/Interest Income	Affiliates Mkt Value at 12/31/08	Realized Gain/Loss
Company		Cost	Shares/Par	Cost	Shares/Par
Assured Guaranty LtdB	$—	$70,169,722	6,350,708	$7,729,972	568,968	$555,782	$65,911,836	$(1,486,514)
Beazer Homes USA Inc.A	26,748,000			122,052,379	3,600,000			(104,444,442)
Career Ed Corp.A	128,214,000	7,313,251	400,000	166,447,671	5,500,000			(88,423,027)
Chimera Investment Corp.A	59,004,000	5,482,853	422,000	54,982,853	3,722,000	1,645,598		(25,822,589)
Convera Corp.	15,388,890			5,002,502	1,111,667		1,199,850	(3,674,604)
CROCS inc.C	—	82,072,298	4,977,300	82,072,298	4,977,300			(60,430,407)
Ellington Financial LLC	50,000,000						31,875,000
Exide TechnologiesA	90,909,896			48,652,563	11,363,737			119,718,091
Health Net Inc.C	—	155,451,109	5,400,000	50,503,051	1,700,000			(29,055,701)
Indymac Bancorp IncA	30,345,000			89,951,004	5,100,000			(77,568,596)
Level 3 Communications Inc.A	288,800,000	9,467,299	5,000,000	140,646,851	35,219,500			(71,375,730)
MannKind Corp.	112,412,083			121,495,026	7,210,168		23,707,999	(101,686,400)
Market LeaderD	15,500,000			2,786,803	486,993		7,672,112	1,456,649
Meritage Home CorpA	37,882,000			73,911,729	2,600,000			(27,433,769)
Netflix Inc.A	199,650,000			164,298,046	7,500,000			52,237,943
Ning, Inc.	25,000,000						31,731,429	—
Nutrisystem Inc.A	94,430,000			135,285,291	3,500,000			(88,235,140)
OANDA CorporationA	29,999,976			9,707,612	340,000			(2,717,212)
Pangaea One, LP	7,958,102	22,349,589	N/A	2,202,448	N/A		18,806,606
Radian Group Inc.A	65,408,000			108,249,876	5,600,000	167,492		(86,906,271)
Red Hat IncC	—			92,705,269	4,991,830			(28,901,697)
The Ryland Group Inc.A	104,690,000	567,778	27,000	85,171,928	1,727,000	1,817,520		(57,570,382)
Spot Runner, Inc.	46,695,284	10,000,002	1,666,667				26,650,933
Sermo Inc., Series C Pfd.	25,000,024						13,919,370
UAL CorpA	317,374,000	100,442,373	7,705,000	386,373,502	10,500,000	—		(324,348,455)
US Airways Group Inc.C	—	25,281,039	2,150,000	98,325,572	6,150,000			(76,780,393)
Zillow, Inc. Series C Pfd.	19,999,834						5,624,372

	$1,791,409,089	$488,597,313		$2,048,554,246		$4,186,392	$227,099,507	$(1,083,448,646)

A	This company is no longer an affiliated company
B	At the beginning of the reporting period, this security did not have affiliate status because the Fund owned less than 5% of the company’s voting securities.
C	This company is no longer an affiliated company and was not an affiliate at the beginning of the year. During the reporting period this security held affiliate status.
D	This company changed its name from Housevalues to Market Leader on 11/10/08.

38	Annual Report to Shareholders

Notes to Financial Statements — Continued

Legg Mason Opportunity Trust — Continued

6. Lines of Credit:

The Fund, along with certain other Legg Mason Funds, participates in a $400 million line of credit (“Credit Agreement”) to be used for temporary or emergency purposes. Pursuant to the Credit Agreement, each participating fund is liable only for principal and interest payments related to borrowings made by that fund. Borrowings under the Credit Agreement bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin. The Fund did not utilize the line of credit during the year ended December 31, 2008.

The Fund may borrow for investment purposes, also known as “leveraging,” from separate lines of credit totaling $600 million (“Leveraging Credit Agreements”). Leverage is the ability to earn a return on a capital base that is larger than the Fund’s net assets. Use of leverage can magnify the effects of changes in the value of the Fund’s investments and makes such investments more volatile. Leveraging could cause investors to lose more money in adverse environments. Borrowings under the Leveraging Credit Agreements bear interest at a rate equal to the prevailing federal funds rate plus the federal funds rate margin.

For the year ended December 31, 2008, the Fund had average daily borrowings from the Leveraging Credit Agreements of $412,814,208 at an average annual interest rate of 2.89%. As of December 31, 2008, the Fund had $180 million in borrowings outstanding.

7. Fund Share Transactions:

At December 31, 2008, there were 650,000,000, 500,000,000, 250,000,000 and 200,000,000 shares authorized at $0.001 par value for the Primary Class, Class R, Financial Intermediary Class and Institutional Class, respectively, of the Fund. Share transactions were as follows:

	Year Ended December 31, 2008		Year Ended December 31, 2007

	Shares	Amount	Shares	Amount
Primary Class
Shares sold	25,269,062	$282,360,878	42,963,590	$867,451,350
Shares issued on reinvestment	29,151,312	362,666,317	25,486,972	431,659,950
Shares repurchased	(138,466,704)	(1,493,166,999)	(43,018,604)	(856,593,769)

Net Increase (Decrease)	(84,046,330)	$(848,139,804)	25,431,958	$442,517,531

Annual Report to Shareholders	39

	Year Ended December 31, 2008		Year Ended December 31, 2007
	Shares	Amount	Shares	Amount
Class R
Shares sold	1,096,489	$15,096,882	652,660	$13,589,395
Shares issued on reinvestment	144,490	1,852,359	58,462	1,003,424
Shares repurchased	(631,112)	(7,425,865)	(43,745)	(884,837)

Net Increase	609,867	$9,523,376	667,377	$13,707,982

Financial
Intermediary Class
Shares sold	47,867,085	$643,197,695	43,047,575	$870,160,614
Shares issued on reinvestment	9,064,235	116,837,991	9,119,944	158,415,857
Shares repurchased	(151,511,926)	(1,444,791,498)	(26,629,142)	(542,014,901)

Net Increase (Decrease)	(94,580,606)	$(684,755,812)	25,538,377	$486,561,570

Institutional Class
Shares sold	13,496,218	$175,557,270	26,490,726	$548,950,311
Shares issued on reinvestment	6,264,058	82,247,074	5,124,840	90,459,582
Shares repurchased	(34,514,801)	(378,677,627)	(9,312,326)	(191,317,691)

Net Increase (Decrease)	(14,754,525)	$(120,873,283)	22,303,240	$448,092,202

8. Recent Accounting Pronouncement:

In March 2008, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim reporting periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about a fund’s derivative and hedging activities, including how such activities are accounted for and their effect on a fund’s financial position, performance and cash flows. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statements and related disclosures.

40	Annual Report to Shareholders

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Legg Mason Investment Trust, Inc. and to the Shareholders of Legg Mason Opportunity Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Legg Mason Opportunity Trust (the “Fund”) at December 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights of the Primary Class, Financial Intermediary Class and Institutional Class for each of the four years in the period then ended and of the R Class for each of the two years then ended and period from December 29, 2006 to December 31, 2006, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Primary Class, Financial Intermediary Class and Institutional Class for the year or period ended December 31, 2004, were audited by other auditors whose report dated February 11, 2005 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

February 27, 2009

Annual Report to Shareholders	41

Important Tax Information (Unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended December 31, 2008:

Record Date:	6/18/2008
Payable Date:	6/20/2008

Long-Term Capital Gain Dividend	$1.586500

Please retain this information for your records.

42	Annual Report to Shareholders

Directors and Officers

The table below provides information about each of the Corporation’s directors and officers, including biographical information about their business experience and information about their relationships with Legg Mason, Inc. and its affiliates. The mailing address of each director and officer is 100 Light Street, c/o Legal and Compliance Department, 32nd Floor, Baltimore, Maryland 21202.

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INDEPENDENT DIRECTORS:B

Hearn, Ruby P. (1940) Director	Since 2004	14	None	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001. Formerly: Senior Vice President of The Robert Wood Johnson Foundation (1996-2001).

Lehman, Arnold L. (1944) Lead Independent Director	Since 1999	14	None	Director of the Brooklyn Museum since 1997; Trustee of American Federation of Arts since 1998. Formerly: Director of The Baltimore Museum of Art (1979- 1997).

Masters, Robin J.W. (1955) Director	Since 2002	14	Director of Cheyne Capital International Limited (investment advisory firm). Director/Trustee of Legg Mason Asian Funds plc, Legg Mason Institutional Funds plc, Western Asset Fixed Income Funds plc, and Western Asset Debt Securities plc.	Retired. Formerly: Chief Investment Officer of ACE Limited (insurance) (1986-2000).

McGovern, Jill E. (1944) Director	Since 1999	14	None	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007. Formerly: Chief Executive Officer of The Marrow Foundation (non-profit) (1993- 2007); Executive Director of the Baltimore International Festival (1991-1993); Senior Assistant to the President of The Johns Hopkins University (1986-1990).

Annual Report to Shareholders	43

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Mehlman, Arthur S. (1942) Director	Since 2002	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Municipal Mortgage & Equity, LLC.	Retired. Formerly: Partner, KPMG LLP (international accounting firm) (1972-2002).

O’Brien, G. Peter (1945) Director	Since 1999	Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	Director of Technology Investment Capital Corp.	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school). Formerly: Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971-1999).

Rowan, S. Ford (1943) Director	Since 2002	14	None	Chairman, National Center for Critical Incident Analysis, National Defense University, since 2004; Professorial Lecturer in Organizational Sciences, The George Washington University, since 2008. Formerly: Consultant, Rowan & Blewitt Inc. (management consulting) (1984- 2007).

Tarola, Robert M. (1950) Director	Since 2004	14	Director of TeleTech Holdings, Inc. (business process outsourcing)	President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Formerly: Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals and materials) (1999-2008), and of MedStar Health, Inc. (hospitals and healthcare) (1996-1999); Partner, Price Waterhouse LLP (accounting and auditing) from (1984-1996).

44	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
INTERESTED DIRECTORS:C

Fetting, Mark R. (1954) Chairman and Director	Director since 2001; and Chairman since 2008.	Chairman and Director/Trustee of all Legg Mason Funds consisting of 14 portfolios; Director/Trustee of the Royce Family of Funds consisting of 28 portfolios.	None	President, CEO, Chairman of Legg Mason, Inc. and Chairman of Legg Mason Funds since 2008. Formerly: President of all Legg Mason Funds (2001-2008). Senior Executive Vice President of Legg Mason, Inc., Director and/or officer of various Legg Mason, Inc. affiliates (2000-2008). Division President and Senior Officer of Prudential Financial Group, Inc. and related companies, including fund boards and consulting services to subsidiary companies (1991-2000); Partner, Greenwich Associates (financial consulting); Vice President, T. Rowe Price Group, Inc.

Murphy, Jennifer (1964) Director	Since 1999	1	None	Chief Operating Officer of LMM LLC since 1999; Senior Vice President, and Director of Legg Mason Capital Management, Inc. and predecessors since 1998.

Odenath, David R. (1957) President and Director	Since 2008	14	None	Senior Executive Vice President of Legg Mason, Inc. and President of Legg Mason Funds since 2008. Formerly: President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc. Chief Executive Officer and Director (since May 2003) of American Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief and Officer-In- Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993-May 1999) of Paine Webber Group, Inc.

Annual Report to Shareholders	45

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
EXECUTIVE OFFICERS:D

Karpinski, Marie K. (1949) Vice President and Chief Financial Officer	Since 1999	14	None	Vice President and Chief Financial Officer of all Legg Mason Funds. Vice President and Treasurer of Legg Mason Fund Adviser, Inc.; Vice President and Principal Financial and Accounting Officer of Western Asset Funds, Inc., Western Asset Income Fund and Western Asset Premier Bond Fund; Treasurer and Principal Financial and Accounting Officer of Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund (2003-present), and Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2 (2004-present).

Merz, Gregory T. (1958) Vice President and Chief Legal Officer	Since 2003	14	None	Vice President and Deputy General Counsel of Legg Mason, Inc. since 2003. Formerly: Associate General Counsel, Fidelity Investments (1993-2002).

Becker, Ted P. (1951) Vice President and Chief Compliance Officer	Since 2007	14	None	Director of Global Compliance at Legg Mason (2006 to present); Managing Director of Compliance at Legg Mason & Co. (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of Legg Mason Partners Fund Adviser and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

Wachterman, Richard M. (1947) Secretary	Since 2004	14	None	Associate General Counsel of Legg Mason, Inc. since 2004. Formerly: Managing Director, Victory Capital Management, Inc. (investment management) (1993- 2003).

46	Annual Report to Shareholders

Directors and Officers — Continued

Name, (Year of Birth) and Position with Corporation	Term of Office and Length of Time ServedA	Number of Funds in Fund Complex Overseen	Other Directorships Held	Principal Occupation(s) During the Past Five Years
Hughes, Wm. Shane (1968) Treasurer	Since 2006	11	None	Assistant Vice President and Manager, Funds Accounting of Legg Mason & Co., LLC since 2005. Formerly: Assistant Vice President of Legg Mason Wood Walker, Incorporated (2002-2005) and Manager, Funds Accounting, Legg Mason Wood Walker, Incorporated (1997-2005).

ADDITIONAL INFORMATION ABOUT THE CORPORATION’S

DIRECTORS AND OFFICERS IS CONTAINED IN THE STATEMENT OF

ADDITIONAL INFORMATION, AVAILABLE WITHOUT CHARGE

UPON REQUEST BY CALLING 1-800-822-5544 OR ON THE

SECURITIES AND EXCHANGE COMMISSION WEBSITE (http://www.sec.gov).

A

Directors of the Corporation serve a term of indefinite length until their retirement, in accordance with the Board’s retirement policy, resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Corporation are elected annually to serve until their successors are elected and qualified.

B

Each of the Independent Directors serves on the standing committees of the Board of Directors, which include the Audit Committee (chair: Arthur Mehlman), the Nominating Committee (co-chairs: Peter O’Brien and Jill McGovern), and the Independent Directors Committee (chair: Arnold Lehman).

C

Mr. Fetting, Ms. Murphy and Mr. Odenath are considered to be interested persons, as defined in the 1940 Act, of the Corporation on the basis of their current employment with the Corporation’s adviser or its affiliated entities (including the Fund’s principal underwriter) and Legg Mason, Inc., the parent holding company of those entities, as well as their ownership of Legg Mason, Inc. stock.

D	Officers of the Corporation are interested persons (as defined in the 1940 Act).

Annual Report to Shareholders	47

Board Consideration of Legg Mason Opportunity Trust’s

Investment Advisory and Management Agreements

At its November 2008 meeting, the Board of Directors (the “Board”), including all of the Independent Directors, approved the continuation of the Management Agreement between LMM, LLC (the “Manager”) and Legg Mason Investment Trust, Inc., on behalf of Legg Mason Opportunity Trust (“Opportunity Trust”), and the Investment Advisory Agreement between the Manager and Legg Mason Capital Management, Inc. (the “Adviser”) (each an “Agreement”). In voting to approve the continuation of each Agreement, the Board considered whether continuance would be in the best interest of Opportunity Trust and its shareholders, an evaluation largely based on the nature and quality of the services provided under each Agreement and the overall fairness of each Agreement to Opportunity Trust. In considering each Agreement, the Board did not identify any single factor or item of information as all-important or controlling. Based on its evaluation of all material factors, including those described below, the Board concluded that the terms of each Agreement are reasonable and fair and that the continuation of each Agreement is in the best interest of Opportunity Trust and its shareholders.

Prior to the Board action, the Independent Directors met as a committee, together with experienced 1940 Act counsel, to consider their recommendation as to continuance of each Agreement. As part of the process to consider each Agreement, legal counsel to Opportunity Trust requested certain information from the Manager and the Adviser on behalf of the Independent Directors, and in response, the Manager and the Adviser provided extensive reports that addressed specific factors designed to inform the Board’s consideration of each Agreement. Counsel also provided the Independent Directors and the Board with a memorandum detailing their responsibilities pertaining to the continuance of each Agreement.

In addition to the November meeting, the Independent Directors met in executive session in October 2008, at which time they reviewed and analyzed materials relating to each Agreement. The Independent Directors also retained independent consultants to assist them in their review and analysis of each Agreement. The Board meets at least another three times per year in order to oversee the Legg Mason Funds, including meetings at which the portfolio managers of Opportunity Trust or others make presentations and discuss performance, compliance and other applicable issues. The Board also drew upon its long association with the Manager, the Adviser and their personnel and the Board members’ familiarity with their culture and the manner in which the management entities have sought to strengthen and enhance themselves.

With respect to the nature, scope and quality of the services provided, the Board considered the experience and commitment of the Manager’s and the Adviser’s personnel and their efforts to build and support a strong service team. The Board also considered the nature and quality of the Adviser’s investment process. In assessing performance, the Board compared Opportunity Trust’s returns to the average of an

48	Annual Report to Shareholders

appropriate Lipper category, a specified benchmark index and a peer group of investment companies pursuing similar strategies, all over multiple time periods. The Board considered very carefully Opportunity Trust’s performance and discussed with the Manager and the Adviser steps that the Manager and the Adviser had taken, or intended to take, to improve performance. The Board considered whether a reduction in assets under management would adversely affect the resources available to the Manager and the Adviser. The Board also considered the level of service provided by the Manager and its affiliates to Opportunity Trust, including oversight of the transfer agent and the custodian and preparation of regulatory filings. The Board considered the Adviser’s procedures for executing portfolio transactions for Opportunity Trust. The Board also reviewed the Adviser’s policies and procedures for the selection of brokers and dealers and on obtaining research from brokers.

In determining whether the terms of each Agreement are reasonable and fair, the Board considered the terms and fee structure of each Agreement. In that connection, the Board considered the costs to the Manager and the Adviser in providing services to Opportunity Trust and profitability for the Manager and its affiliates from their overall association with Opportunity Trust. The Board reviewed information about the advisory fee schedule and overall expense ratio of Opportunity Trust and comparable fee schedules and expense ratios of a peer group of funds. In considering whether any economies of scale experienced by the Manager and the Adviser in providing services to Opportunity Trust were shared with Opportunity Trust, the Board noted that Opportunity Trust’s advisory fee structure provides for a reduction of the effective fee rate as asset levels increase. Finally, the Board considered other benefits accruing to the Manager, the Adviser and their affiliates by virtue of their relationship to Opportunity Trust.

After an evaluation of all material factors, including those in the foregoing discussion, the Board concluded that the continuation of each Agreement is in the best interest of Opportunity Trust.

Notes

Notes

Fund Information

Investment Manager

LMM, LLC

Baltimore, MD

Investment Adviser

Legg Mason Capital Management, Inc.

Baltimore, MD

Board of Directors

Mark R. Fetting, Chairman

David R. Odenath, President

Dr. Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Dr. Jill E. McGovern

Arthur S. Mehlman

Jennifer W. Murphy

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer

Gregory T. Merz, Vice President and Chief Legal Officer

Ted P. Becker, Vice President and Chief Compliance Officer

Wm. Shane Hughes, Treasurer

Susan C. Curry, Assistant Treasurer

William S. Kirby, Assistant Treasurer

Richard M. Wachterman, Secretary

Peter J. Ciliberti, Assistant Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services

Braintree, MA

Custodian

State Street Bank & Trust Company

Boston, MA

Counsel

K&L Gates LLP

Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Baltimore, MD

About the Legg Mason Funds

Equity Funds	Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.
American Leading Companies Trust Classic Valuation Fund Growth Trust Special Investment Trust U.S. Small-Capitalization Value Trust Value Trust

Specialty Fund Opportunity Trust	The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Global Funds Emerging Markets Trust International Equity Trust Taxable Bond Funds Investment Grade Income Portfolio Limited Duration Bond Portfolio	Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Funds’ website at www.leggmason.com/individualinvestors.

Tax-Free Bond Fund Maryland Tax-Free Income Trust	The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. For a free prospectus for this or any other Legg Mason Fund, visit www.leggmason.com/individualinvestors. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services—Institutional
For Primary, R Class Shareholders	For FI, I and IS Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmason.com/individualinvestors	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor A Legg Mason, Inc. subsidiary

LMF-088/A (02/09)TN09-4339

Item 2.	Code of Ethics Applicable to Registrant’s Principal Executive Officer and Principal Financial Officer

(a)	Legg Mason Investment Trust, Inc. (“Registrant”) has adopted a Code of Ethics, as defined in the instructions to Form N-CSR that applies to the Registrant’s President and Treasurer, which is designed to deter wrongdoing and to promote:

•	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

•	Full, fair, accurate, timely and understandable disclosure in reports and documents the Registrant files with, or submits to, the SEC or in other public communications made by the Registrant;

•	Compliance with applicable governmental laws, rules and regulations;

•	Prompt internal reporting of violations of the Code of Ethics to an appropriate person or persons identified in the Code of Ethics; and

•	Accountability for adherence to the Code of Ethics.

(b)	No response required.

(c)	Not applicable.

(d)	The Registrant has not granted a waiver, including an implicit waiver, from a provision of the Code of Ethics to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions during the period covered by this report.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

(a)	(1)	The Registrant’s Board of Directors have determined that the Registrant has at least one Audit Committee financial expert serving on its Audit Committee.

(a)	(2)	The Audit Committee’s financial experts are Mr. Arthur S. Mehlman and Mr. Robert M. Tarola. They are “independent” as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accounting Fees and Services

(a)	Audit Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $35,350

Fiscal Year Ended December 31, 2008 – $53,000

(b)	Audit-Related Fees

There were no additional fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a).

There were no fees billed to the Registrant for assurance and related services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(c)	Tax Fees

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $2,400

Fiscal Year Ended December 31, 2008 – $4,500

Services include preparation of federal and state income tax returns and preparation of excise tax returns.

There were no fees billed to the Registrant for tax services that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(d)	All Other Fees

There were no fees billed to the Registrant during either of the last two fiscal years in addition to those disclosed in Item 4(a) through Item 4(c) above.

There were no fees billed to the Registrant for services not included in Items 4(a) through 4(c) above that required preapproval by the Audit Committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(e)	(1)	The Audit Committee’s policy is to delegate to its chairperson the authority to preapprove items prior to the next meeting of the Committee. Such preapprovals are reported at the next quarterly meeting of the Audit Committee.

	(2)	There were no services provided to the Registrant that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

There were no fees billed to the Registrant for services where pre-approval by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during the Registrant’s last two fiscal years.

(f)	The percentage of hours expended by the principal accountant’s engagement to audit the Registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountants’ full-time, permanent employees was zero.

(g)	Non-Audit Fees for services rendered to Registrant or Registrant’s investment manager and any entity controlling, controlled by, or under common control with the investment manager.

PricewaterhouseCoopers LLP

Fiscal Year Ended December 31, 2007 – $392,049

Fiscal Year Ended December 31, 2008 – $314,000

(h)	The members of the Registrant’s Audit Committee have considered whether the non-audit services that were rendered by the Registrant’s principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X are compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants

The Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included in the annual report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

The Nominating Committee will accept recommendations for nominations from shareholders. Shareholders may forward recommendations to the Fund Secretary at 100 Light Street, 32nd Floor, Baltimore, Maryland 21202, Attn.: Fund Secretary.

Item 11.	Controls and Procedures

(a)	The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the SEC’s rule and forms and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

(a)	File the exhibits listed below as part of this Form.

(1)	The Registrant’s Code of Ethics applicable to Registrant’s principal executive officer and principal financial officer is attached hereto.

(2)	Separate certifications for the Registrant’s chief executive officer and chief financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(b)	Separate certifications for the Registrant’s chief executive officer and chief financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Legg Mason Investment Trust, Inc.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Investment Trust, Inc.

Date:	March 3, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David R. Odenath
David R. Odenath
President, Legg Mason Investment Trust, Inc.

Date:	March 3, 2009

By:	/s/ Marie K. Karpinski
Marie K. Karpinski
Vice President and Chief Financial Officer, Legg Mason Investment Trust, Inc.

Date:	March 3, 2009